================================================================================


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

                          Date of Report: June 1, 2001


                               ------------------



                              1-800-ATTORNEY, INC.
        -----------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)


                           COMMISSION FILE NO. 0-27994
                           ---------------------------


          FLORIDA                                               59-3203301
-------------------------------                           ----------------------
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                           Identification Number)



                             186 ATTORNEYS.COM COURT
                              LAKE HELEN, FL 32744
                                  904-228-1000
                         -------------------------------
                          (Address and telephone number
                         of principal executive offices)


                               ATTORNEYS.COM, INC.
                               -------------------
          (Former name or former address, if changed since last report)


================================================================================

                               ATTORNEYS.COM, INC.
                             FORM 8-K - JUNE 1, 2001




ITEM 5.  OTHER EVENTS

The shareholders of the Company have approved an amendment to its Articles of Incorporation to change its name from Attorneys.com, Inc. to 1-800-ATTORNEY, Inc. The name change became effective on June 1, 2001.




                                   SIGNATURES


Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf on June 4, 2001 by the undersigned, hereunto duly authorized.



                                             1-800-ATTORNEY, INC.


                                             /s/ James M. Koller
                                             ----------------------------------
                                             Chief Financial Officer (Principal
                                             Financial and Accounting Officer)























                                        2